0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Fourth Quarter and Full Year 2020 Earnings Presentation Exhibit 99.2

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 1 Disclaimer Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, Ares Commercial Real Estate Corporation (“ACRE” or, the “Company”). These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including the returns on current and future investments, rates of repayments and prepayments on ACRE’s mortgage loans, availability of investment opportunities, ACRE’s ability to originate additional investments and completion of pending investments, the availability of capital, the availability and cost of financing, imposition of margin calls or valuation adjustment events in connection with such financings, market trends and conditions in ACRE’s industry and the general economy, the level of lending and borrowing spreads, commercial real estate loan volumes, the impact of the novel Coronavirus (“COVID-19”) pandemic and significant market volatility on ACRE’s business, ACRE’s borrowers, ACRE’s industry and the global economy, ACRE’s ability to pay future dividends at historical levels or at all, government-sponsored enterprise activity and other risks described from time to time in ACRE’s and Ares Corp.’s filings within the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise. For a discussion regarding the potential risks and impact of the COVID-19 pandemic on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Part I., Item 1A. “Risk Factors” in ACRE’s Annual Report on Form 10-K. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials may contain confidential and proprietary information, and their distribution or the divulgence of any of their contents to any person, other than the person to whom they were originally delivered and such person’s advisers, without the prior consent of ACRE, ACREM or Ares, as applicable, is prohibited. You are advised that United States securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree not to purchase or sell such securities in violation of any such laws. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. 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0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 2 Strategic decisions to defensively position loan portfolio, build in LIBOR floors into loans and diversify funding sources have driven stable earnings and dividends for shareholders Company Highlights As of December 31, 2020, unless otherwise noted. Past performance is not indicative of future results. There is no guarantee or assurance investment objectives will be achieved. Diversification does not ensure profit or protect against market loss. 1. As of February 16, 2021. 2. Excludes current expected credit losses ("CECL") reserve. 3. Excluding Notes Payable. See page 10 for additional details on sources of funding. 4. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 17 for Distributable Earnings definition. 5. There is no assurance that dividends will be paid at historical levels or at all. Focused and Defensive Portfolio of Senior Loans Conservative Balance Sheet and Liquidity Position 94% senior loans 50 loans across 17 markets $88.3 million of unrestricted cash(1) 2.8x debt to equity ratio(2) $1.8 billion outstanding principal balance 7 facilities(3) with intentional diversification among assets Focused on multifamily, offices with long-term leases and industrial properties Relatively moderate use of leverage; No spread based mark to market provisions Stable Earnings and Financial Metrics in FY 2020 and Q4 2020 FY 2020 $1.36 and Q4 2020 $0.41 Distributable Earnings(4) per diluted common share $14.14 book value per diluted common share Full dividend coverage from Distributable Earnings History of consistently paying cash dividends continued throughout 2020(5)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 3 Summary of Q4 and FY 2020 Results and Activity Earnings Results ∙ Q4 and FY 2020 GAAP net income of $0.43 and $0.66 per diluted common share, respectively(1) ∙ Q4 and FY 2020 Distributable Earnings of $0.41 and $1.36 per diluted common share, respectively(2) ∙ Book value per diluted common share of $14.14 ∙ Maintained cash dividend of $0.33 for Q4 2020, bringing FY 2020 total to $1.32(3) Portfolio Activity ∙ Portfolio with $2.0 billion in commitments ◦ $29.5 million and $523.8 million in new commitments in Q4 and FY 2020, respectively ◦ $41.9 million and $538.3 million in outstanding principal funded in Q4 and FY 2020, respectively ◦ $4.8 million and $304.0 million in full or partial loan repayments in Q4 and FY 2020, respectively Portfolio Performance ∙ 100% of contractual interest payments received in FY 2020(4) ∙ Weighted average unleveraged effective yield of 6.6%(5) ∙ 98% of loans benefit from LIBOR floors or are fixed rate(6) ◦ For floating rate loans with LIBOR floors (95%), the weighted average LIBOR floor is 1.73% Capital and Liquidity ∙ Maintained elevated liquidity; unrestricted cash of $88.3 million(7) ∙ Continued to reduce leverage levels; 2.8x Total Debt to Equity and 1.7x Recourse Debt to Equity(8)(9) Recent Developments ∙ On January 28, 2021, closed a $667.3 million CRE CLO ◦ Achieves initial blended cost of financing of LIBOR + 1.17% with initial advance rate of 81% ◦ Significantly increases match-term, non-recourse financing and reduces funding costs ◦ Enabled the close of $146.2 million of new loans previously held in the Ares Warehouse ∙ On February 16, 2021, entered into interest rate hedges to enhance benefit of LIBOR floors ∙ On February 17, 2021, declared a cash dividend for first quarter 2021 of $0.33 per diluted common share and a supplemental cash dividend of $0.02 per diluted common share(10) Note: As of December 31, 2020, unless otherwise noted. 1. Inclusive of $0.06 benefit and $0.61 provision expense per diluted common share for Q4 and FY 2020, respectively, for CECL. 2. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 17 for Distributable Earnings definition. 3. There is no assurance dividends will continue at these levels or at all. 4. For loans held for investment as of December 31, 2020. 5. Excludes impact of loans on non-accrual status. Including non-accrual loans, total weighted average unleveraged effective yield for total loans held for investment would be 6.3%. 6. Based on ending spot one month LIBOR rate of 0.14388%. 7. As of February 16, 2021. 8. Excluding CECL reserve. 9. Total Debt to Equity ratio of 2.9x and Recourse Debt to Equity ratio of 1.8x including CECL reserve. 10. Payable on April 15, 2021 to common stockholders of record as of March 31, 2021.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 4 38% 21% 18% 13% 10% Southeast West Midwest Southwest Mid-Atlantic / Northeast 30% 25% 13% 12% 10% 7% 2% 1% Office Multifamily Hotel Mixed-Use Student Housing Industrial Residential/Condo Self Storage Loan Portfolio Positioning and Performance Note: As of December 31, 2020, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protect against market loss. 1. Based on outstanding principal balance. 2. Weighted average unpaid principal balance of loan portfolio of $1.805 billion and $1.839 billion for Q4 and FY 2020, respectively. 3. Excludes impact of loans on non-accrual status. Including non-accrual loans, total weighted average unleveraged effective yield for total loans held for investment is 6.3%. 4. For loans held for investment as of December 31, 2020. 5. Percentage calculated based on the unpaid principal balance, excluding the CECL Reserve, of the Company’s loans held for investment within each risk rating. See page 17 for discussion of the Company’s portfolio risk rating methodology. Portfolio Characteristics By Asset Type D e fe n s iv e a n d D iv e rs if ie d P o rt fo li o 50 Number of Active Loans $1.8 billion Outstanding Principal Balance(2) 61% Multifamily, Office and Industrial W e ll -C o n s tr u c te d fo r V o la ti le M a rk e ts 94% Percentage of Senior Loans(1) 1.2 years Weighted Average Remaining Life 98% % of Loan Portfolio with LIBOR Floors/ Fixed Rate S ta b le C re d it a n d C a s h F lo w 6.6% Weighted Average Unleveraged Effective Yield(3) 100% of Contractual Interest Payments Received in FY 2020(4) 89% Rated a 3 or better(5) Focused and Geographically Diverse Portfolio(1) By Geography and January 2021

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 5 $1,693 $1,826 $538 Q4-19 Portfolio Fundings Repayments Loans Sold Q4-20 Portfolio Full Year 2020 Portfolio Activity 9 new loans(1) $58.2 million average loan size 43% 34% 15% 8% Multifamily Office Industrial Mixed-Use Investment Characteristics Notable Loan Portfolio Activity ∙ Average size of new loan originated in 2020 was 42% larger than portfolio average of $41.1 million ∙ Portfolio grew by 8% year over year ∙ Lower than average repayments of $304.0 million ∙ Decreased hospitality exposure after sale of a non- performing hotel loan Focused Loan Origination Activity 93% senior loans $538.3 million in fundings (2) 1. Total commitments were $523.8 million. 2. Represents outstanding principal balance. (2) ($ in millions) $304 $101

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 6 Conservative Balance Sheet and Liquidity Management Note: As of December 31, 2020, unless otherwise noted. Diversification does not ensure profit or protect against market loss. 1. Excluding Notes Payable. See page 10 for additional details on sources of funding. 2. 67% non-recourse as of January 31, 2021. 3. Weighted average unpaid principal balance of $1.409 billion and $1.469 billion across all financings for Q4 and FY 2020, respectively. 4. Based on outstanding principal balance. 5. Secured funding agreements are not subject to capital markets mark-to-market provisions based on changes in market borrowing spreads but are subject to remargining provisions based on the credit performance of our loans. 6. Assumes exercise of extension options on financing agreements. 7. Differences may arise due to rounding. Based on outstanding principal balance. 8. Excluding CECL reserve. 9. Total Debt to Equity ratio of 2.9x including CECL reserve. 10. As of February 16, 2021. Cash ($mm) $5 $75 $73 $81 $75 Debt to Equity(8)(9) 3.1x 3.2x 3.0x 2.8x 2.8x % Non-Recourse(2) 37% 32% 34% 36% 37% $1,340 $1,613 $1,489 $1,406 $1,374 Principal Outstanding Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Diversified Sources of Financing(4) Reduced Leverage and Increased Liquidity(7) D iv e rs if ie d & C o n s e rv a ti ve B a la n c e S h e e t 7 Sources of Financing(1) 37% Non-recourse(2) $1.7 billion Outstanding Total Capacity Across All Financings(3) W e ll -C o n s tr u c te d fo r V o la ti le M a rk e ts 0% Spread Based Mark to Market Provisions(5) 2.3 years Average Weighted Remaining Term of Financing vs. Loans(6) Asset Diversification Across Facilities Only One Hotel Loan Per Secured Funding Agreement S ta b le L e ve ra g e a n d L iq u id it y P o s it io n 2.8x Debt to Equity Ratio(8)(9) $88.3 million of Unrestricted Cash(10) Additional Capacity Under the Ares Warehouse and FL3 Securitization 55% 8% 32% 5% Secured Funding Agreements Secured Term Loan 2017-FL3 Securitization Notes Payable ($ in millions)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 7 Dividend Coverage 1.0x 1.2x 1.1x 1.0x $0.27 $0.27 $0.27 $0.27 $0.28 $0.28 $0.29 $0.31 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 $0.24 $0.26 $0.28 $0.30 $0.32 $0.34 History of Growing and Consistent Dividends Stable dividend in 2020 1. There is no assurance that dividends will be paid at historical levels or at all. 2. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 17 for Distributable Earnings definition. See page 16 for Reconciliation of Net Income to Non-GAAP Distributable Earnings. $1.43 $1.41 Distributable Earnings Dividend 2017 2018 2019 2020 Dividend History(1) Full Dividend Coverage from Distributable Earnings(2) $1.13 $1.36 $1.08 $1.16 $1.32 $1.32

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Appendix

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 9 Current Expected Credit Losses ∙ No specific loan impairments on loan portfolio ∙ Reduction in provision for CECL of $1.9 million (bifurcated between funded commitments of $1.8 million and unfunded commitments of $0.1 million) primarily attributable to improved economic outlook ($ in thousands) Balance at 9/30/2020 $ 27,113 Provision for CECL (1,877) Balance at 12/31/2020 $ 25,236 36% 18%7% 7% 18% 4% 5% 5% Office Hotel Residential/Condominium Multifamily Mixed-use Student Housing Industrial Self Storage 68% 32% Senior Loans Sub. Debt & Pref. Equity Investments Current Expected Credit Loss Reserve by Property Type Current Expected Credit Loss Reserve by Loan Type

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 10 Additional Details on Sources of Funding ($ in millions) Financing Sources Total Commitments Outstanding Balance Pricing Range Mark-to-Market Secured Funding Agreements Wells Fargo Facility $ 350.0 $ 336.0 LIBOR+1.45 to 2.75% Credit Citibank Facility 325.0 117.5 LIBOR+1.50 to 2.25% Credit CNB Facility 50.0 50.0 LIBOR+2.65% Credit Morgan Stanley Facility 150.0 148.0 LIBOR+1.75 to 2.85% Credit MetLife Facility 180.0 104.1 LIBOR+2.10 to 2.50% Credit Subtotal $ 1,055.0 $ 755.6 Asset Level Financing Notes Payable $ 84.2 $ 63.1 LIBOR+2.50 to 3.75% None Capital Markets Secured Term Loan $ 110.0 $ 110.0 LIBOR+5.00% Credit 2017-FL3 Securitization 445.6 445.6 LIBOR+1.70% None Subtotal $ 555.6 $ 555.6 Total Debt $ 1,694.8 $ 1,374.3 Note: As of December 31, 2020.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 11 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior Diversified Jan 2020 $132.5 $109.8 $109.4 L+3.65% 1.6% 5.7% Jan 2023 I/O 2 Senior IL Nov 2017 67.8 67.8 67.6 L+3.75% 1.3% 5.3% Dec 2021 I/O 3 Senior NC Mar 2019 84.0 61.5 61.4 L+4.25% 2.4% 8.4% Mar 2021 I/O 4 Senior IL May 2018 59.6 57.4 57.3 L+3.95% 2.0% 6.3% Jun 2021 I/O 5 Senior GA Nov 2019 56.2 43.1 42.7 L+3.05% 2.0% 5.7% Dec 2022 I/O 6 Subordinated IL Mar 2020 37.6 37.6 37.3 L+8.00% 1.5% 10.0% Mar 2023 I/O 7 Senior CA Oct 2019 37.2 31.6 31.4 L+3.35% 2.0% 6.0% Nov 2022 I/O 8 Senior IL Dec 2019 41.9 28.5 28.3 L+3.80% 1.8% 6.2% Jan 2023 I/O 9 Senior NC Apr 2019 30.5 28.5 27.9 L+3.52% 2.3% 6.8% May 2023 I/O 10 Senior CA Nov 2018 22.9 22.9 22.8 L+3.40% 2.3% 6.2% Nov 2021 I/O 11 Senior TX Apr 2019 28.2 17.4 17.3 L+4.05% 2.5% 7.5% Nov 2021 I/O 12 Subordinated NJ Mar 2016 17.0 17.0 16.5 12.00% —% 12.8% Jan 2026 I/O 13 Senior NC Oct 2018 13.5 8.6 8.5 L+4.00% 2.1% 6.7% Nov 2022 I/O 14 Senior IL Nov 2020 8.5 8.5 8.5 L+2.15% 1.5% 3.7% Mar 2023 I/O 15 Subordinated CA Nov 2017 3.1 2.9 2.9 L+8.25% 1.3% 9.7% Nov 2021 I/O Total Office $640.5 $543.1 $539.8 Multifamily Loans: 16 Senior FL Jun 2020 $91.8 $91.3 $90.8 L+5.00% 0.8% 6.7% Jun 2022 I/O 17 Senior TX Sep 2019 75.0 75.0 74.8 L+2.85% 2.0% 5.0% Oct 2022 I/O 18 Senior FL Jun 2020 46.7 46.2 46.0 L+5.00% 0.8% 6.6% Jun 2022 I/O 19 Senior FL Dec 2018 43.5 43.4 43.3 L+2.60% 2.4% 5.5% Jan 2022 I/O 20 Senior NJ Mar 2020 41.0 41.0 40.8 L+3.05% 1.5% 4.9% Mar 2022 I/O 21 Senior KS Oct 2019 35.8 35.8 35.6 L+3.25% 1.9% 5.6% Nov 2022 I/O 22 Senior NY Dec 2017 30.1 30.1 30.1 L+3.20% 1.4% 4.8% Dec 2021 I/O 23 Senior PA Dec 2018 30.2 29.3 29.2 L+3.00% 2.4% 5.9% Dec 2021 I/O 24 Senior TX Sep 2017 27.5 27.5 27.5 L+3.20% 1.2% 4.6% Oct 2021 I/O 25 Senior WA Feb 2020 19.0 18.7 18.5 L+3.00% 1.7% 5.1% Mar 2023 I/O 26 Senior SC Aug 2019 34.6 16.3 16.0 L+6.50% 2.2% 10.1% Sep 2022 I/O Total Multifamily $475.2 $454.6 $452.6 Note: As of December 31, 2020. 1. I/O = interest only, P/I = principal and interest.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 12 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Hotel Loans: 27 Senior OR/WA May 2018 $68.1 $68.1 $67.3 L+3.45% 1.9% 4.6% May 2021 I/O 28 Senior Diversified Sep 2018 64.3 60.8 60.7 L+3.60% 2.1% 6.2% Sep 2021 I/O 29 Senior CA Dec 2017 40.0 40.0 39.9 L+4.12% 1.4% 5.9% Jan 2022 I/O 30 Senior MI Nov 2015 34.2 34.2 34.1 L+3.95% 0.3% 4.4% Jul 2022 I/O 31 Senior IL Apr 2018 32.9 32.9 32.1 L+4.40% 1.9% —% May 2021 I/O Total Hotel $239.5 $236.0 $234.1 Mixed-Use Loans: 32 Senior FL Feb 2019 $99.0 $99.0 $98.9 L+4.25% 2.5% 7.8% Feb 2021 I/O 33 Senior CA Mar 2018 56.1 51.2 51.0 L+4.00% 1.9% 6.2% Apr 2022 I/O 34 Senior TX Sep 2019 42.2 35.3 35.1 L+3.75% 2.3% 6.7% Sep 2022 I/O 35 Senior CA Feb 2020 39.6 26.9 26.6 L+4.10% 1.7% 6.3% Mar 2023 I/O 36 Subordinated IL May 2018 16.0 16.0 15.9 L+12.25% 1.5% 14.5% Nov 2021 I/O Total Mixed-Use $252.9 $228.4 $227.5 Student Housing Loans: 37 Senior TX Dec 2017 $41.0 $41.0 $41.0 L+4.75% —% 5.4% Jan 2021 I/O 38 Senior CA Jun 2017 36.7 36.7 36.7 L+3.95% 0.4% 4.3% Jul 2022 I/O 39 Senior NC Feb 2019 30.0 30.0 29.9 L+3.15% 2.3% 5.9% Feb 2022 I/O 40 Senior TX Dec 2017 25.1 24.6 24.3 L+3.45% 1.6% 5.6% Feb 2023 I/O 41 Senior AL Feb 2017 24.1 24.1 22.7 L+4.45% 0.8% —% Feb 2021 I/O 42 Senior FL Jul 2019 22.0 22.0 21.9 L+3.25% 2.3% 6.0% Aug 2022 I/O Total Student Housing $178.9 $178.4 $176.5 Loans Held for Investment Portfolio Details Note: As of December 31, 2020. 1. I/O = interest only, P/I = principal and interest.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 13 Loans Held for Investment Portfolio Details Note: As of December 31, 2020. 1. I/O = interest only, P/I = principal and interest. 2. The weighted average floor is calculated based on loans with LIBOR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Industrial Loans: 43 Senior NY Jan 2020 $77.5 $52.3 $51.9 L+5.00% 1.6% 8.1% Feb 2021 I/O 44 Senior NC May 2019 40.5 34.9 34.7 L+4.05% 1.6% 5.9% Mar 2024 I/O 45 Senior CA Nov 2019 26.6 22.0 21.9 L+4.50% 1.9% 7.4% Dec 2021 I/O 46 Senior CA Aug 2019 19.6 13.7 13.6 L+3.75% 2.0% 6.3% Mar 2023 I/O Total Industrial $164.2 $122.9 $122.1 Residential/Condominium Loans: 47 Subordinated NY Oct 2018 $17.6 $17.6 $17.5 L+14.00% 2.3% 17.9% May 2021 I/O 48 Senior CA Jan 2018 14.2 14.2 14.2 13.00% —% 13.0% Feb 2021 I/O 49 Subordinated HI Aug 2018 11.5 11.5 11.5 14.00% —% 17.9% Feb 2021 I/O Total Residential/Condominium $43.3 $43.3 $43.2 Self Storage Loans: 50 Senior FL Feb 2019 $19.5 $19.5 $19.4 L+3.50% 2.0% 6.0% Mar 2022 I/O Total Self Storage $19.5 $19.5 $19.4 Loan Portfolio Total/Weighted Average $2,014.0 $1,826.2 $1,815.2 1.7%(2) 6.3%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 14 As of ($ in thousands, except share and per share data) 12/31/2020 12/31/2019 ASSETS Cash and cash equivalents $ 74,776 $ 5,256 Restricted cash — 379 Loans held for investment ($550,590 and $515,896 related to consolidated VIEs, respectively) 1,815,219 1,682,498 Current expected credit loss reserve (23,604) — Loans held for investment, net of current expected credit loss reserve 1,791,615 1,682,498 Real estate owned, net 37,283 37,901 Other assets ($1,079 and $1,309 of interest receivable related to consolidated VIEs, respectively; $6,410 and $41,104 of other receivables related to consolidated VIEs, respectively) 25,823 58,100 Total assets $ 1,929,497 $ 1,784,134 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 755,552 $ 728,589 Notes payable 61,837 54,708 Secured term loan 110,000 109,149 Collateralized loan obligation securitization debt (consolidated VIE) 443,871 443,177 Secured borrowings 59,790 — Due to affiliate 3,150 2,761 Dividends payable 11,124 9,546 Other liabilities ($391 and $718 of interest payable related to consolidated VIEs, respectively) 11,158 9,865 Total liabilities 1,456,482 1,357,795 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at December 31, 2020 and December 31, 2019 and 33,442,332 and 28,865,610 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively 329 283 Additional paid-in capital 497,803 423,619 Accumulated earnings (deficit) (25,117) 2,437 Total stockholders' equity 473,015 426,339 Total liabilities and stockholders' equity $ 1,929,497 $ 1,784,134 Consolidated Balance Sheets

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 15 Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Revenue: Interest income $ 29,144 $ 30,626 $ 29,835 $ 31,448 $ 28,536 Interest expense (11,499) (11,875) (13,042) (15,534) (15,044) Net interest margin 17,645 18,751 16,793 15,914 13,492 Revenue from real estate owned 3,560 3,623 1,189 5,220 8,088 Total revenue 21,205 22,374 17,982 21,134 21,580 Expenses: Management and incentive fees to affiliate 2,388 1,847 2,152 1,773 1,959 Professional fees 438 639 660 903 641 General and administrative expenses 935 969 959 868 1,035 General and administrative expenses reimbursed to affiliate 762 802 1,038 1,051 764 Expenses from real estate owned 4,151 4,046 3,254 6,676 7,338 Total expenses 8,674 8,303 8,063 11,271 11,737 Provision for current expected credit losses (1,877) (1,048) (4,007) 27,117 — Realized losses on loans sold — 4,008 — — — Change in unrealized losses on loans held for sale — (3,998) 3,998 — — Income (loss) before income taxes 14,408 15,109 9,928 (17,254) 9,843 Income tax expense, including excise tax 1 181 160 9 183 Net income (loss) attributable to common stockholders $ 14,407 $ 14,928 $ 9,768 $ (17,263) $ 9,660 Earnings (loss) per common share: Basic earnings (loss) per common share $ 0.43 $ 0.45 $ 0.29 $ (0.54) $ 0.34 Diluted earnings (loss) per common share $ 0.43 $ 0.44 $ 0.29 $ (0.54) $ 0.33 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 33,349,475 33,337,445 33,316,933 31,897,952 28,640,363 Diluted weighted average shares of common stock outstanding 33,567,072 33,550,444 33,539,580 31,897,952 28,872,975 Dividends declared per share of common stock(1) $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 0.33 1. There is no assurance dividends will continue at these levels or at all.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 16 Reconciliation of Net Income to Non-GAAP Distributable Earnings For the Three Months Ended ($ in thousands, except per share data) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net income (loss) attributable to common stockholders $ 14,407 $ 14,928 $ 9,768 $ (17,263) $ 9,660 Stock-based compensation 382 367 365 225 482 Incentive fees to affiliate 533 — 303 — 378 Depreciation of real estate owned 224 224 224 221 219 Provision for current expected credit losses (1,877) (1,048) (4,007) 27,117 — Change in unrealized losses on loans held for sale — (3,998) 3,998 — — Distributable Earnings $ 13,669 $ 10,473 $ 10,651 $ 10,300 $ 10,739 Net income (loss) attributable to common stockholders $ 0.43 $ 0.45 $ 0.29 $ (0.54) $ 0.34 Stock-based compensation 0.01 0.01 0.01 0.01 0.02 Incentive fees to affiliate 0.02 — 0.01 — 0.01 Depreciation of real estate owned 0.01 0.01 0.01 0.01 0.01 Provision for current expected credit losses (0.06) (0.03) (0.12) 0.85 — Change in unrealized losses on loans held for sale — (0.12) 0.12 — — Basic Distributable Earnings per common share $ 0.41 $ 0.31 $ 0.32 $ 0.32 $ 0.38 Net income (loss) attributable to common stockholders $ 0.43 $ 0.44 $ 0.29 $ (0.54) $ 0.33 Stock-based compensation 0.01 0.01 0.01 0.01 0.02 Incentive fees to affiliate 0.02 — 0.01 — 0.01 Depreciation of real estate owned 0.01 0.01 0.01 0.01 0.01 Provision for current expected credit losses (0.06) (0.03) (0.12) 0.84 — Change in unrealized losses on loans held for sale — (0.12) 0.12 — — Diluted Distributable Earnings per common share $ 0.41 $ 0.31 $ 0.32 $ 0.32 $ 0.37

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 17 Glossary Ares Warehouse The Ares Warehouse represents a real estate debt warehouse investment vehicle maintained by an affiliate of ACRE's Manager. The Ares Warehouse holds Ares Management originated commercial real estate loans, which are made available to purchase by other investment vehicles, including ACRE and other Ares Management managed investment vehicles. Distributable Earnings Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings to more appropriately reflect the principal purpose of the measure. Distributable Earnings helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings provides useful information to investors regarding the Company's ability to pay dividends, which is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings. Distributable Earnings is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Portfolio Risk Ratings The portfolio assessment and risk levels have been classified according to the Company's proprietary methodology on a scale of 1.0 (very low risk) to 5.0 (impaired/loss likely). Risk factors include property type, geographic and local market dynamics, physical condition, leasing and tenant profile, projected cash flow, loan structure and exit plan, loan-to-value ratio, debt service coverage ratio, project sponsorship, and other factors deemed necessary. The assumptions underlying this proprietary methodology are subject to change, may not prove to be true and actual risks may be different than the classifications presented herein. Accordingly, no representation or warranty is made in respect of this information. For more information on risk ratings, see "Notes to Consolidated Financial Statements," "Note 4 - Current Expected Credit Losses" in our Annual Report on Form 10-K. Unleveraged Effective Yield Unleveraged effective yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. Weighted Average Unleveraged Effective Yield Weighted average unleveraged effective yield is calculated based on the average of unleveraged effective yield of all loans held by the Company as weighted by the outstanding principal balance of each loan.